SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
SAN JUAN BASIN ROYALTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Copies to:
Robert F. Gray, Jr. Mayer Brown LLP 700 Louisiana Street, Suite 3400 Houston, TX 77002 (713) 238-2600	San Juan Basin Royalty Trust c/o PNC Bank, National Association 2200 Post Oak Blvd., Floor 18 Houston, TX 77056 Attn: Laura Long (412) 762-4283
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
On October 2, 2023, San Juan Basin Royalty Trust (the “Trust”) filed a Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with the special meeting (the “Special Meeting”) of unit holders (“Unit Holders”) of the Trust to be held in person at 2200 Post Oak Blvd., Floor 19, Houston, Texas 77056 and virtually via webcast at www.virtualshareholdermeeting.com/SJT2023SM on December 1, 2023, at 10:00 a.m., Central Time.
This supplement to the Proxy Statement (the “Supplement”) is being filed to include the Agreement of Conditional Resignation (the “Agreement”), which was inadvertently omitted from the Proxy Statement and is included herein as Annex A. Also attached is the executed Conditional Notice of Intent to Resign included herein as Annex B.
Except as described above, this Supplement does not modify or update any disclosures presented in the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended hereby. Unit Holders who have already voted need not take any action but may, if they wish, change or revoke their vote by following the instructions described on pages five and six of the Proxy Statement. Unit Holders who have not voted are encouraged to vote as soon as possible.

Annex A
AGREEMENT OF CONDITIONAL RESIGNATION
THIS AGREEMENT OF CONDITIONAL RESIGNATION (this “Agreement”) is made effective as of September 6, 2023, by and among the following parties (collectively the “Parties,” and each, a “Party”):
(i) PNC Bank, National Association, individually (“PNC”) and as trustee of the San Juan Basin Royalty Trust (solely in such capacity, “Trustee”); and
(ii) ARGENT TRUST COMPANY, in its individual capacity (“ARGENT”).
Recitals
A. The San Juan Basin Royalty Trust (the “Trust”) is held under the San Juan Basin Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”). Any capitalized term used in this Agreement that is not otherwise defined in this Agreement shall have the meaning set forth in the Indenture.
B. Section 6.03 of the Indenture provides that “[t]he Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail...” Section 6.05 of the Indenture provides that “if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor trustee.”
C. The Trustee desires to appoint ARGENT, and ARGENT is willing accept such appointment, as the “Successor Trustee” to succeed the Trustee in such capacities under the Indenture upon the satisfaction and fulfillment of those covenants and conditions precedent set forth in Section 3 of this Agreement.
D. The Trustee shall provide to each of the holders (the “Unit Holders”) of the Trust’s units of beneficial interest (the “Units”), by first-class United States mail, the Conditional Notice of Intent to Resign attached to this Agreement as Exhibit A (the “Resignation Notice”), that provides that the Trustee’s resignation shall be conditioned upon (i) the Unit Holders’ appointment of ARGENT as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit ARGENT to serve as successor trustee at a meeting of the Unit Holders, subject to the terms of this Agreement and the Succession Agreement (as defined below), (ii) satisfaction of the conditions set forth in this Agreement, and (iii) the execution of the Trustee Succession Agreement, attached hereto as Exhibit B (the “Succession Agreement”).
E. At a special meeting of the Unit Holders to be held at 2200 Post Oak Blvd., Houston, Texas 77056 on December 1, 2023 at 10:00 AM CST and virtually via webcast to be determined by Broadridge, the Unit Holders will vote (the “Unit Holder Approval”) (i) to appoint ARGENT as Successor Trustee of the Trust; (ii) to amend Section 6.02 of the Indenture to clarify that the indemnification provisions of the Indenture apply to a former trustee; and (ii) to amend Section 6.05 of the Indenture to permit a successor trustee to be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000, subject to the terms of this Agreement and the Succession Agreement.
Resignation, Appointment, and Acceptance Agreement
NOW THEREFORE, for and in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to, and take, the actions set forth below in this Agreement.
1. Succession.
a. Trustee agrees to resign as trustee of the Trust upon appointment of Successor Trustee as successor trustee of the Trust upon the later of (x) the Effective Date set forth in the Resignation Notice, and (y) two Business Days following satisfaction or waiver of the conditions set forth in this Section 1 (such date as it may be mutually extended by the Parties, the “Effective Date”) contingent on the satisfaction of, or waiver by Trustee of, all of the following:
(i) Receipt of the Unit Holder Approval or approval by a court to appoint ARGENT as Successor Trustee of the Trust, to amend Section 6.02 of the Indenture to clarify that the indemnification provisions of the Indenture apply to a fomer trustee, and to amend Section 6.05 of the Indenture to permit a successor trustee to be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000;

(ii) The representations and warranties of Successor Trustee set forth herein being true and correct in all material respects on the date hereof and on the Effective Date, and Successor Trustee having performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Effective Date; and
(iii) No governmental entity shall have enacted, instituted, issued, promulgated, enforced or entered any injunction, order or other action which is in effect and has the effect of making the transactions contemplated by this Agreement (the “Transactions”), illegal or otherwise restraining or prohibiting the consummation of the Transactions or causing the Transactions or any part thereof to be rescinded following the completion thereof.
b. Successor Trustee agrees to accept nomination and appointment as successor trustee of the Trust upon the resignation of Trustee as trustee of the Trust, on the Effective Date, contingent on the satisfaction of, or waiver by Successor Trustee of, all of the following:
(i) Receipt of the Unit Holder Approval or approval by a court to appoint ARGENT as Successor Trustee of the Trust, to amend Section 6.02 of the Indenture to clarify that the indemnification provisions of the Indenture apply to a fomer trustee, and to amend Section 6.05 of the Indenture to permit a successor trustee to be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000;
(ii) The representations and warranties of Trustee set forth herein being true and correct in all material respects on the date hereof and on the Effective Date, and Trustee having performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Effective Date; and
(iii) No governmental entity shall have enacted, instituted, issued, promulgated, enforced or entered any injunction, order or other action which is in effect and has the effect of making the Transactions illegal or otherwise restraining or prohibiting the consummation of the Transactions or causing the Transactions or any part thereof to be rescinded following the completion thereof.
2. Representations and Warranties by Trustee and PNC. Trustee and PNC hereby represent and warrant to ARGENT that:
a. Trustee is validly existing, duly organized and in good standing under the laws of the United States and has all requisite power and authority to own, lease, and operate its properties and to carry on the business as now being conducted with respect to the Trust. Trustee is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not be material, individually or in the aggregate.
b. To the best knowledge of responsible officers of PNC’s Asset Management Group (the “Asset Management Group”), the Indenture has not been amended or supplemented and remains in full force and effect.
c. No covenant or condition contained in the Indenture has been waived by Trustee or, to the best knowledge of responsible officers of the Asset Management Group, by the Unit Holders having authority to effect any such waiver.
d. The books and records in which Trustee has registered and transferred Units accurately reflect the number of Units issued and outstanding.
e. Each person who signed a certificate (each, a “Certificate”) representing Units during Trustee’s administration of the Trust was a duly authorized officer of the Trustee who was empowered to sign each such Certificate and the signature of such person or persons appearing on each such Certificate is each such person’s genuine signature.

f. Trustee has full power and authority to execute, deliver and perform this Agreement and each other agreement or instrument contemplated hereby, including the Succession Agreement (the “Ancillary Documents”). This Agreement has been and the Ancillary Documents will be duly authorized, executed and delivered on behalf of Trustee and PNC and constitute its legal, valid and binding obligation, enforceable in accordance with its terms.
g. The execution, delivery, and performance by Trustee of this Agreement and the Ancillary Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the governing documents of Trustee, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Trustee is a party or by which Trustee or any of its properties may be bound, or (iii) violate any applicable law binding upon Trustee, except, in the case of clauses (i) and (ii) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not be material, individually or in the aggregate.
h. Other than the Unit Holder Approval (and related filings with the Securities and Exchange Commission in connection therewith) or a court referenced in this Agreement, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any governmental entity is required to be obtained or made by Trustee in connection with the execution, delivery, or performance by Trustee of this Agreement or any Ancillary Document to which it is a party or the consummation by it of the Transactions.
i. To the best knowledge of the responsible officers of the Asset Management Group, (i) Trustee has not been served with notice of any action, suit, proceeding or investigation with respect to the performance of its duties as Trustee under the Indenture, and (ii) all monies, funds, accounts and records required to be held by Trustee under the terms of the Indenture will be, as of the Effective Date (or such other date as is mutually agreeable to the parties), delivered to Successor Trustee in its capacity as successor Trustee. There are no actions or proceedings pending or, to the best knowledge of the responsible officers of the Asset Management Group, threatened, against Trustee which are reasonably likely to call into question the validity of this Agreement, any Ancillary Document, or any action taken or to be taken pursuant hereto or thereto. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by, or to to the best knowledge of the responsible officers of the Asset Management Group, threatened against Trustee.
j. There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of Trustee who might be entitled to any fee or other commission in connection with the Transactions.
3. Covenant. On the Effective Date, and as soon as reasonably practicable after the Unit Holder Approval and satisfaction or waiver of the conditions set forth in Section 1, each of the Parties hereto agrees to execute and deliver the Succession Agreement.
4. Representations and Warranties by ARGENT. ARGENT hereby represents and warrants to Trustee and PNC the following:
a. ARGENT is validly existing, duly organized and in good standing under the laws of the United States and has all requisite power and authority to own, lease, and operate its properties and to carry on the business as anticipated to be conducted with respect to the Trust. ARGENT is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not be material, individually or in the aggregate.
b. ARGENT is a trust company having capital, surplus and undivided profits (as of the end of its last fiscal year prior to the Effective Date) of at least $15,000,000, has power to act as a trustee in the state of Texas, and, assuming receipt of the Unit Holder Approval, is not disqualified from serving as trustee of the Trust, under either the Indenture or Texas law.

c. This Agreement, and any Ancillary Document to be entered into by ARGENT, has been or shall be duly authorized, executed and delivered on behalf of ARGENT, in its individual capacity before the Effective Date, and in its individual capacity and as the successor trustee following the Effective Date, and in each instance constitutes or shall constitute its legal, valid and binding obligation, enforceable in accordance with its terms.
d. ARGENT has full power and authority to execute, deliver and perform this Agreement and the Ancillary Documents. This Agreement has been and the Ancillary Documents will be duly authorized, executed and delivered on behalf of ARGENT and constitute its legal, valid and binding obligation, enforceable in accordance with its terms.
e. The execution, delivery, and performance by ARGENT of this Agreement and the Ancillary Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the governing documents of ARGENT, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which ARGENT is a party or by which ARGENT or any of its properties may be bound, or (iii) violate any applicable law binding upon ARGENT, except, in the case of clauses (i) and (ii) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not be material, individually or in the aggregate.
f. Other than the Unit Holder Approval (and related filings with the Securities and Exchange Commission in connection therewith) or a court referenced in this Agreement, no consent, approval, order, or authorization of, or declaration, filing, or registration with, any governmental entity is required to be obtained or made by ARGENT in connection with the execution, delivery, or performance by ARGENT of this Agreement or any Ancillary Document to which it is a party or the consummation by it of the Transactions.
g. There is no investment banker, broker, finder or other intermediary who has been retained by or is authorized to act on behalf of ARGENT who might be entitled to any fee or other commission in connection with the Transactions.
5. Each Party hereby agrees to execute such other instruments and documents, and give such further assurances, as are necessary to perform the obligations assumed by such Party under this Agreement; provided that each Party shall have the opportunity to review the terms of such instrument or document to ensure that the terms are reasonable and necessary to perform its obligations.
6. Each Party hereby agrees that the costs and expenses of the proxy solicitation in connection with the Unit Holder Approval (and any court approval required for the Transactions), as well as Trustee’s expenses in connection with the Transactions, will be paid from the assets of the Trust. Successor Trustee agrees to bear its own expenses in connection with the Transactions.
7. Trustee shall be and remain responsible for the administration of the Trust until the Effective Date. Trustee hereby agrees to indemnify and hold harmless Successor Trustee and Successor Trustee’s agents, officers, directors, attorneys or successors for (i) Trustee’s breaches of any of Trustee’s representations or warranties made in this Agreement and (ii) any acts or omissions occurring during Trustee’s tenure as Trustee prior to the Effective Date with respect to the Trust including any taxes, fines, penalties, interest, suits, claims, demands, liens, and proceedings to the extent Successor Trustee is not entitled to indemnification or contribution from the Trust or another party in accordance with the Indenture. Successor Trustee hereby agrees to indemnify and hold harmless Trustee and Trustee’s agents, officers, directors, attorneys or successors for (i) Successor Trustee’s breaches of any of Successor Trustee’s representations and warranties made in this Agreement and (ii) any acts or omissions occurring on or after the Effective Date with respect to each of the Trusts including any taxes, fines, penalties, interest, suits, claims, demands, liens, proceedings to the extent Trustee is not entitled to indemnification or contribution from the Trust or another party in accordance with the Indenture.
8. This Agreement may be terminated prior to the Effective Date:
a. By the mutual written consent of Trustee and Successor Trustee;

b. By the Trustee by written notice to Successor Trustee if the Trustee is not then in material breach of any provision of the Agreement and there has been a breach, inaccuracy in or a failure to perform any representation, warranty, covenant or agreement made by Successor Trustee pursuant to this Agreement that would give rise to the failure of the conditions specified in Section 1 and such breach, inaccuracy or failure has not been cured by Successor Trustee, as applicable, on or prior to 10 calendar days after Successor Trustee’s receipt of written notice of such breach from Trustee;
c. By the Successor Trustee by written notice to Trustee if the Successor Trustee is not then in material breach of any provision of the Agreement and there has been a breach, inaccuracy in or a failure to perform any representation, warranty, covenant or agreement made by Trustee pursuant to this Agreement that would give rise to the failure of the conditions specified in Section 1 and such breach, inaccuracy or failure has not been cured by Trustee, as applicable, on or prior to 10 calendar days after Trustee’s receipt of written notice of such breach from Successor Trustee;
d. By either party if the Effective Date has not occurred prior to March 31, 2024 (and the terminating party is not then in breach of the Agreement); or
e. By either party in the event that (A) there shall be any law that makes consummation of the Transaction contemplated by this Agreement illegal or otherwise prohibited or (B) any governmental entity shall have issued an order restraining or enjoining the Transaction contemplated.
In the event of the termination of this Agreement in accordance with this Section 8, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except: (i) as set forth in Section 6, and (ii) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.
9. Each Party hereby agrees that this Agreement shall be construed in accordance with the Indenture and the laws of the State of Texas, and the rights and liabilities of the Parties shall be governed by the Indenture and the laws of the State of Texas.
10. Each Party hereby agrees that this Agreement, together with the Ancillary Documents referenced in this Agreement, the Resignation Notice, and the Indenture represents the entire agreement among the Parties with respect to the matters contemplated by this Agreement and supersedes any prior understandings among them. There are no oral or written representations, agreements, arrangements, or understandings among the Parties that relate to the matters contemplated by this Agreement, other than those referenced in this Agreement, including the Ancillary Documents, the Resignation Notice and the Indenture.
11. The Parties acknowledge and agree that all of the information contained in the recitals of this Agreement is true and correct, and that the recitals of this Agreement are enforceable. In the event of a conflict between the provisions in the recitals and the other provisions of this Agreement, the other provisions of this Agreement shall control.
12. The provisions of the exhibits that are attached to this Agreement and to which reference is made in various places throughout this Agreement are incorporated by reference into this Agreement for all purposes without the necessity of repeatedly referring to such incorporation throughout this Agreement when referring to the exhibits.
13. Each Party represents and agrees that (a) before executing this Agreement, such Party read this Agreement, (b) such Party has entered into this Agreement freely and voluntarily, (c) such Party desires to be bound by this Agreement, (d) such Party has fully informed itself of the terms, conditions, and effects of this Agreement, and (e) such Party has not relied on any other Party for advice regarding the consequences of this Agreement and has relied on advice of its independent counsel. Each Party specifically disclaims that the Party is relying upon or has relied upon any communications, promises, statements, inducements, or representations that may have been made, oral or written, regarding the subject matter of this Agreement other than those referenced in this Agreement and the Ancillary Documents. Each Party further agrees that, in the event of any dispute regarding this Agreement, this Agreement shall not be construed against any Party merely because of the involvement of that Party’s counsel in the preparation and negotiation of this Agreement.

14. The notice address for all purposes of this Agreement shall be as follows:
Argent Trust Company
c/o Argent Financial Group, Inc.
500 E Reynolds Drive
Ruston, LA 71270
Attn: Kyle McDonald
Email: kmcdonald@argentfinancial.com

with a copy to:

Holland & Knight LLP
1722 Routh Street, Suite 1500
Dallas, TX 75201
Attn: Amy R. Curtis
Email: amy.curtis@hklaw.com

PNC Bank, National Association
2200 Post Oak Blvd., Floor 18
Houston, TX 77056
Attn: Ross DurrE-mail: ross.durr@pnc.com
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates indicated below, which may be in multiple counterparts, via facsimile or otherwise, each of which shall be an original of this Agreement, but all of which, taken together, shall constitute one and the same instrument made effective as of the Effective Date.
PNC Bank, National Association, individually and as trustee of the San Juan Basin Royalty Trust

By:	/s/ Ross C. Durr
	Name:	Ross C. Durr
	Title:	Senior Vice President and Director of Oil, Gas and Mineral Interests
	Date:	September 6, 2023

ARGENT TRUST COMPANY

By:	/s/ Christopher S. Holtzsclaw
	Name:	Christopher S. Holtzclaw
	Title:	Chief Fiduciary Officer – West Region
	Date:	August 15, 2023

EXHIBIT A

Conditional Notice of Intent to Resign

CONDITIONAL NOTICE OF INTENT TO RESIGN BY
THE TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST
Recitals
A. The San Juan Basin Royalty Trust (the “Trust”) is held under the San Juan Basin Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”). Any capitalized term used in this notice that is not otherwise defined in this notice shall have the meaning set forth in the Indenture.
B. PNC Bank, National Association, is the trustee of the Trust (“Trustee”).
C. Section 6.03 of the Indenture provides as follows:
6.03. Resignation of Trustee. The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each holder at such holder’s last known address as shown by the records of the Trustee at the time such notice is given. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than ninety (90) days after the date such notice is mailed. In the case of such resignation, the Trustee will use its best efforts to nominate a successor, to call a meeting of the Unit Holders for the purpose of appointing a successor, and to solicit proxies for such meeting.
D. Section 6.05 of the Indenture provides, in relevant part, that “if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor trustee.”
E. Trustee wishes to give notice of its intention to resign, effective as of     (the “Effective Date”), contingent upon (i) the Unit Holders’ appointment of ARGENT TRUST COMPANY, as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit ARGENT TRUST COMPANY to serve as successor trustee at a meeting of the Unit Holders, subject to the terms of that certain Agreement of Conditional Resignation, dated September 6, 2023 (the “Conditional Resignation Agreement”) by and between Trustee and ARGENT TRUST COMPANY, and the Trustee Succession Agreement (the “Succession Agreement”) that will be effective as of the Effective Date by and between Trustee and ARGENT TRUST COMPANY, (ii) satisfaction of the covenants and conditions set forth in the Conditional Resignation Agreement, and (iii) the execution of the Succession Agreement by all parties to the Agreement (collectively, the “Conditions”). If the Conditions described above have not been satisfied or waived by the Trustee as of the Effective Date, the Trustee will notify Unit Holders of the new Effective Date.

Conditional Notice of Intent to Resign
Trustee hereby gives notice of its intention to resign, effective as of the Effective Date (as it may be modified as described herein), contingent upon the Conditions described above.
PNC Bank, National Association, as Trustee of the San Juan Basin Royalty Trust

By:
Name:
Title:
Date:

EXHIBIT B

Trustee Succession Agreement

TRUSTEE SUCCESSION AGREEMENT
THIS TRUSTEE SUCCESSION AGREEMENT (this “Agreement”) is made effective as of the Effective Date (as the term “Effective Date” is defined below), by and among the following parties (collectively the “Parties,” and each, a “Party”):
(i) PNC Bank, National Association, individually (“PNC”) and as trustee of the San Juan Basin Royalty Trust (solely in such capacity, “Trustee”);
(ii) ARGENT TRUST COMPANY, individually (“ARGENT”) and as successor trustee of the San Juan Basin Royalty Trust (solely in such capacity, “Successor Trustee”).
Recitals
F. The San Juan Basin Royalty Trust (the “Trust”) is held under the San Juan Basin Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”). Any capitalized term used in this Agreement that is not otherwise defined in this Agreement shall have the meaning set forth in the Indenture.
G. Section 6.03 of the Indenture provides that “[t]he Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail . . .” Section 6.05 of the Indenture provides that “if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor trustee.”
H. The Trustee previously provided to each of the Unit Holders, by first-class United States mail, the Conditional Notice of Intent to Resign by the Trustee of the San Juan Basin Royalty Trust attached to this Agreement as Exhibit A (the “Resignation Notice”). The Resignation Notice provided that the Trustee’s resignation was conditioned on (i) the Unit Holders’ appointment of ARGENT as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit ARGENT to serve as successor trustee at a meeting of the Unit Holders, subject to the terms of this Agreement and that certain Agreement of Conditional Resignation, dated September 6, 2023 (the “Prior Agreement”), (ii) satisfaction of the covenants and conditions set forth in the Prior Agreement, and (iii) the execution of this Agreement.
I. Trustee and ARGENT previously entered into the Prior Agreement. The Prior Agreement contemplated that the Unit Holders would be asked to vote (i) to appoint ARGENT as successor trustee of the Trust and (ii) to amend Section 6.05 of the Indenture to permit a successor trustee to be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $15,000,000 (the “Unit Holder Approval”), at a special meeting (the “Special Meeting”) of the Unit Holders held at 2200 Post Oak Blvd., Houston, Texas 77056 and virtually via webcast as determined by Broadridge on December 1, 2023 at 10:00 AM CST (the “Effective Date”), subject to the terms of the Prior Agreement and this Agreement. At the Special Meeting, the Unit Holder Approval was received.
J. Trustee has expressed a desire for a judicial settlement of its accounts as trustee of the Trust to completely resolve all matters and potential controversies regarding Trustee’s administration of the Trust prior to its resignation, but is willing to forgo its right to seek a judicial review and discharge in exchange for the indemnity provided for in Section 6.02 of the Indenture (the entirety of Section 6.02 of the Indenture is referred to below as the “Existing Indemnity”).
F. Pursuant to the Resignation Notice, the Prior Agreement, and the Unit Holder Approval at the Special Meeting, the Parties have agreed to enter into this Agreement.
Resignation, Acceptance, and Agreement
NOW THEREFORE, for and in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to, and take, the actions set forth below in this Agreement.
1. Trustee hereby resigns from serving as trustee of the Trust, effective as of the Effective Date.
2. ARGENT hereby accepts its appointment as successor trustee of the Trust, effective as of the Effective Date.
3. As soon as reasonably practicable after the Effective Date (but in no event later than two (2) Business Days following the Effective Date, PNC agrees to transfer to Successor Trustee all funds held in the Trust accounts, other than a reserve of $500,000.00 (the “Reserve”). The Reserve shall be used to pay (a) expenses incurred by Trustee in its administration of the Trust that have not been reimbursed from the Trust Estate prior to the Effective Date, including, without limitation, expenses incurred by, but not yet billed to, Trustee in connection with this Agreement and the matters referenced in this Agreement, (b) expenses incurred by PNC to fulfill its duties under this Agreement, and (c) all compensation that Trustee is entitled to receive for its services as Trustee and as transfer agent under Section 7.01 and Schedule 2 of the Indenture that has not been paid to Trustee prior to the Effective Date. As soon as reasonably practicable after payment of the expenses and compensation referenced in the preceding sentence, PNC shall deliver any remaining portion of the Reserve to Successor Trustee, together with an accounting showing the amounts utilized from the Reserve in accordance with this Section. To the extent necessary, Successor Trustee delegates to PNC the authority to manage the Reserve, including payment of expenses and compensation from the Reserve in accordance with the terms of this Agreement and the Indenture.
4. Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require to more fully and certainly vest and confirm in Successor Trustee all of the assets of the Trust Estate and all the rights, powers, privileges, immunities, indemnities, duties and obligations hereby assumed by Successor Trustee.
5. As soon as reasonably practicable after the Effective Date, Trustee agrees to deliver or cause to be delivered to Successor Trustee all of the documents or data in its possession or control listed on Exhibit B, as well as any additional documents or data in its possession or control that relate to the Trust, its assets, or its Unit Holders, including, for the avoidance of doubt, for periods predating October 1, 2021. The Parties agree that Trustee is not and shall not be required to deliver to Successor Trustee any documents protected by the attorney-client privilege, work product doctrine, or any other applicable privilege or doctrine protecting such documents.
6. Trustee agrees to forgo its right to seek a judicial review and discharge from liability relating to the administration of the Trust. Notwithstanding the foregoing, PNC and Trustee reserve the right to seek a judicial review and defend against any claim raised against it in its individual corporate capacity or in its capacity as former trustee of the Trust if required to do so by any court of competent jurisdiction.
7. Successor Trustee acknowledges that Trustee may be entitled to indemnification by, and to receive reimbursement from, the Trust Estate in accordance with the terms of the Existing Indemnity.
8. Each Party hereby agrees to execute such other instruments and documents, and give such further assurances, as are necessary to perform the obligations assumed by such Party under this Agreement; provided that each Party shall have the opportunity to review the terms of such instrument or document to ensure that the terms are reasonable and necessary to perform its obligations hereunder and under the Indenture.
9. Each Party hereby agrees that this Agreement shall be construed in accordance with the Indenture and the laws of the State of Texas, and the rights and liabilities of the Parties shall be governed by the Indenture and the laws of the State of Texas.
10. Each Party hereby agrees that this Agreement, together with the other documents referenced in this Agreement, including the Indenture, the Prior Agreement and the Resignation Notice, represents the entire agreement among the Parties with respect to the matters contemplated by this Agreement and supersedes any prior understandings among them. There are no oral or written representations, agreements, arrangements, or understandings among the Parties that relate to the matters contemplated by this Agreement, other than those referenced in this Agreement, including the Indenture, the Prior Agreement and the Resignation Notice.
11. The Parties acknowledge and agree that all of the information contained in the recitals of this Agreement is true and correct, and that the recitals of this Agreement are enforceable. In the event of a conflict between the provisions in the recitals and the other provisions of this Agreement, the other provisions of this Agreement shall control.
12. The provisions of the exhibits that are attached to this Agreement and to which reference is made in various places throughout this Agreement are incorporated by reference into this Agreement for all purposes without the necessity of repeatedly referring to such incorporation throughout this Agreement when referring to the exhibits.
13. Each Party represents and warrants that this Agreement has been duly authorized, executed and delivered on behalf of that Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms. Further, each Party represents and agrees that (a) before executing this Agreement, such Party read this Agreement,

(b) such Party has entered into this Agreement freely and voluntarily, (c) such Party desires to be bound by this Agreement, (d) such Party has fully informed itself of the terms, conditions, and effects of this Agreement, and (e) such Party has not relied on any other Party for advice regarding the consequences of this Agreement and has relied on advice of its independent counsel. Each Party specifically disclaims that the Party is relying upon or has relied upon any communications, promises, statements, inducements, or representations that may have been made, oral or written, regarding the subject matter of this Agreement other than those referenced in this Agreement, including the Indenture, the Prior Agreement and the Resignation Notice,. Each Party further agrees that, in the event of any dispute regarding this Agreement, this Agreement shall not be construed against any Party merely because of the involvement of that Party’s counsel in the preparation and negotiation of this Agreement.
14. The notice address for all purposes of this Agreement shall be as follows:
Argent Trust Company
c/o Argent Financial Group, Inc.
500 E Reynolds Drive
Ruston, LA 71270
Attn: Kyle McDonald
Email: kmcdonald@argentfinancial.com

with a copy to:

Holland & Knight LLP
1722 Routh Street, Suite 1500
Dallas, TX 75201
Attn: Amy R. Curtis
Email: amy.curtis@hklaw.com

PNC Bank, National Association
2200 Post Oak Blvd., Floor 18
Houston, TX 77056
Attn: Ross Durr
E-mail: ross.durr@pnc.com
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates indicated below, which may be in multiple counterparts, via facsimile or otherwise, each of which shall be an original of this Agreement, but all of which, taken together, shall constitute one and the same instrument made effective as of the Effective Date.
PNC Bank, National Association, individually and as trustee of the San Juan Basin Royalty Trust

By:
Name:
Title:
Date:

ARGENT TRUST COMPANY, individually and as successor trustee of the San Juan Basin Royalty Trust

By:
Name:
Title:
Date:

EXHIBIT A

Conditional Notice of Intent to Resign

CONDITIONAL NOTICE OF INTENT TO RESIGN BY
THE TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST
Recitals
G. The San Juan Basin Royalty Trust (the “Trust”) is held under the San Juan Basin Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”). Any capitalized term used in this notice that is not otherwise defined in this notice shall have the meaning set forth in the Indenture.
H. PNC Bank, National Association, is the trustee of the Trust (“Trustee”).
I. Section 6.03 of the Indenture provides as follows:
6.03. Resignation of Trustee. The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each holder at such holder’s last known address as shown by the records of the Trustee at the time such notice is given. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than ninety (90) days after the date such notice is mailed. In the case of such resignation, the Trustee will use its best efforts to nominate a successor, to call a meeting of the Unit Holders for the purpose of appointing a successor, and to solicit proxies for such meeting.
J. Section 6.05 of the Indenture provides, in relevant part, that “if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor trustee.”
K. Trustee wishes to give notice of its intention to resign, effective as of     (the “Effective Date”), contingent upon (i) the Unit Holders’ appointment of ARGENT TRUST COMPANY, as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit ARGENT TRUST COMPANY to serve as successor trustee at a meeting of the Unit Holders, subject to the terms of that certain Agreement of Conditional Resignation, dated September 6, 2023 (the “Conditional Resignation Agreement”) by and between Trustee and ARGENT TRUST COMPANY, and the Trustee Succession Agreement (the “Succession Agreement”) that will be effective as of the Effective Date by and between Trustee and ARGENT TRUST COMPANY, (ii) satisfaction of the covenants and conditions set forth in the Conditional Resignation Agreement, and (iii) the execution of the Succession Agreement by all parties to the Agreement (collectively, the “Conditions”). If the Conditions described above have not been satisfied or waived by the Trustee as of the Effective Date, the Trustee will notify Unit Holders of the new Effective Date.

Conditional Notice of Intent to Resign
Trustee hereby gives notice of its intention to resign, effective as of the Effective Date (as it may be modified as described herein), contingent upon the Conditions described above.
PNC Bank, National Association, as Trustee of the San Juan Basin Royalty Trust

By:
Name:
Title:
Date:

EXHIBIT B

Documents to be delivered to Successor Trustee
1.	An executed copy of the Indenture, including any amendments thereto.
2.	An executed copy of the Conveyance (as defined in the Indenture), including any amendments and assignments thereto.
3.	A copy of the most recent report delivered to the Unit Holders pursuant to Section 5.04 of the Indenture.
4.
An accurate list of Unit Holders, including Certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Unit Holders, the computer tape reflecting the identity of such Unit Holders), if any.

5.	A copy of any notices sent by the Trustee to all Unit Holders for the period beginning on October 1, 2021, until the Effective Date.
6.	Trust account statements (asset & transaction) for the period beginning on October 1, 2021, until the Effective Date.
7.	Records relating to audited and unaudited financial statements of the Trust for the period beginning on October 1, 2021, until the Effective Date.
8.	Records relating to reserve reports of the Trust for the period beginning on October 1, 2021, until the Effective Date.
9.	Records relating to litigation relating to the Trust for the period beginning on October 1, 2021, until the Effective Date.
10.
Records and communications relating to payments under the Conveyance, as well as disputes, audits or related communications relating thereto for the period beginning on October 1, 2021, until the Effective Date.

11.	Records relating to filings and communications with the Securities and Exchange Commission and the New York Stock Exchange for the period beginning on October 1, 2021, until the Effective Date.
12.
Notwithstanding the comprehensive list of documents identified above, Trustee is not and shall not be required to deliver to Successor Trustee any documents protected by the attorney-client privilege, work product doctrine, or any other applicable privilege or doctrine protecting such documents.

Annex B
CONDITIONAL NOTICE OF INTENT TO RESIGN BY
THE TRUSTEE OF THE SAN JUAN BASIN ROYALTY TRUST
Recitals
A. The San Juan Basin Royalty Trust (the “Trust”) is held under the San Juan Basin Amended and Restated Royalty Trust Indenture made effective as of December 12, 2007 (the “Indenture”). Any capitalized term used in this notice that is not otherwise defined in this notice shall have the meaning set forth in the Indenture.
B. PNC Bank, National Association, is the trustee of the Trust (“Trustee”).
C. Section 6.03 of the Indenture provides as follows:
6.03. Resignation of Trustee. The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each holder at such holder’s last known address as shown by the records of the Trustee at the time such notice is given. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than ninety (90) days after the date such notice is mailed. In the case of such resignation, the Trustee will use its best efforts to nominate a successor, to call a meeting of the Unit Holders for the purpose of appointing a successor, and to solicit proxies for such meeting.
D. Section 6.05 of the Indenture provides, in relevant part, that “if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor trustee.”
E. Trustee wishes to give notice of its intention to resign, effective as of February 15, 2024 (the “Effective Date”), contingent upon (i) the Unit Holders’ appointment of ARGENT TRUST COMPANY, as successor trustee of the Trust and approval of any amendments to the Indenture necessary to permit ARGENT TRUST COMPANY to serve as successor trustee at a meeting of the Unit Holders, subject to the terms of that certain Agreement of Conditional Resignation, dated September 6, 2023 (the “Conditional Resignation Agreement”) by and between Trustee and ARGENT TRUST COMPANY, and the Trustee Succession Agreement (the “Succession Agreement”) that will be effective as of the Effective Date by and between Trustee and ARGENT TRUST COMPANY, (ii) satisfaction of the covenants and conditions set forth in the Conditional Resignation Agreement, and (iii) the execution of the Succession Agreement by all parties to the Agreement (collectively, the “Conditions”). If the Conditions described above have not been satisfied or waived by the Trustee as of the Effective Date, the Trustee will notify Unit Holders of the new Effective Date.
B-1

Conditional Notice of Intent to Resign
Trustee hereby gives notice of its intention to resign, effective as of the Effective Date (as it may be modified as described herein), contingent upon the Conditions described above.
PNC Bank, National Association, as Trustee of the San Juan Basin Royalty Trust

By:	/s/ Amy Logar
	Name:	Amy Logar
	Title:	Specialty Fiduciary Services Director
	Date:	October 23, 2023
B-2